UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2013

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 15th Floor, New York, New York 10022
(Address, including zip code, of Principal Executive Offices)
(212) 415-6500
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 28, 2013, American Realty Capital Properties, Inc. (“ARCP”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial Report”), in part, for the purpose of announcing its entry into an Agreement and Plan of Merger (the “Merger Agreement”), dated May 28, 2013, with CapLease, Inc. (the “Company”), a Maryland Corporation, Safari Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of ARCP (“Merger Sub”), Caplease, LP (the “Company OP”), a Delaware limited partnership and the operating partnership of the Company, CLF OP General Partner, LLC, a Delaware limited liability company and the sole general partner of the Company OP, and ARC Properties Operating Partnership, L.P., a Delaware limited partnership and the operating partnership of ARCP (the “ARCP OP”). The Merger Agreement provides for (i) the merger of the Company with and into Merger Sub, with Merger Sub surviving as a wholly owned subsidiary of ARCP (the “Merger”), and (ii) the merger of the Company OP with and into the ARCP OP, with the ARCP OP surviving (the “Partnership Merger” and together with the Merger, the “Mergers”).  As of the filing of this Amendment No. 1 to the Initial Report, the consummation of the Merger and the Partnership Merger has not occurred and, although the closing of the Mergers is subject to a “go-shop period” whereby the Company is able to solicit other bids for the purchase of the Company from other parties, a vote by the Company’s common stockholders and other customary conditions, and therefore there can be no assurance that the Merger or the Partnership Merger will be consummated, ARCP believes that the completion of the Mergers is probable. The purpose of this Amendment No. 1 to the Initial Report is to provide the financial information related to the probable Mergers required by Item 9.01.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Attached as Exhibit 99.1 to this Amended Current Report on Form 8-K/A are the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the SEC on February 21, 2013.

Attached as Exhibit 99.2 to this Amended Current Report on Form 8-K/A are the Company’s unaudited financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 as filed with the SEC on May 8, 2013.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements of ARCP and the Company as of March 31, 2013 and for the periods ended March 31, 2013 and December 31, 2012, are filed as Exhibit 99.3 to this Amended Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23	Consent of McGladrey LLP
99.1	CapLease Inc. Audited Financial Statements from Annual Report on Form 10-K for the year ended December 31, 2012
99.2	CapLease Inc. Unaudited Financial Statements from Quarterly Report on Form 10-Q for the quarter ended March 31, 2013
99.3	ARCP Unaudited Pro Forma Consolidated Financials as of March 31, 2013 and for the three months ended March 31, 2013 and the year ended December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

June 14, 2013	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Chairman of the Board of Directors